Fees Summary	May 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,840,046,568.6
Previously Paid Amount	0
Total Fee Amount	254,110.43
Total Offset Amount	0
Net Fee	$ 254,110.43
Offset Table N/A	N/A